Exhibit 10.2


               FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT

         THIS FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (the "Amendment"), dated as of September 12, 2002, by and between GLOBAL SEAFOOD TECHNOLOGIES, INC., a Nevada corporation (the "Company"), and FUSION CAPITAL FUND II, LLC (the "Buyer"). Capitalized terms used herein and not otherwise defined herein shall have the meanings given them in the Common Stock Purchase Agreement.

         WHEREAS, the parties hereto are parties to a Common Stock Purchase Agreement dated as of February 19, 2002 (the "Common Stock Purchase Agreement");

         WHEREAS, pursuant to the Common Stock Purchase Agreement, the Buyer has agreed to purchase, and the Company has agreed to sell up to $10,000,000 of the Common Stock all in accordance with the terms and conditions of the Common Stock Purchase Agreement;

         WHEREAS, the parties desire to amend certain provisions of the Common Stock Purchase Agreement as provided herein;

         NOW, THEREFORE, in consideration of the agreements, covenants and considerations contained herein, the parties hereto agree as follows:

         1.       Amendments.

                  a. Section 1(d)(iii) of the Common Stock Purchase Agreement is hereby amended as follows:

                  "(iii) Purchase Price Floor. The Company shall not affect any sales under this Agreement and the Buyer shall not have the right nor the obligation to purchase any Purchase Shares under this Agreement on any Trading Day where the Purchase Price for any purchases of Purchase Shares would be less than the Floor Price.

                  b. Sections 10(h) of the Common Stock Purchase Agreement is hereby amended as follows:

                  "(g) "Floor Price" means initially $0.50, which amount may be increased or decreased from time to time by the Company as provided in this Section 10(g), except that in no case shall the Floor Price be less than $0.35. The Company may at any time give written notice (a "Floor Price Change Notice") to the Buyer increasing or decreasing the Floor Price. The Floor Price Change Notice shall be effective only for purchases that have a Purchase Date later than one (1) Trading Day after receipt of the Floor Price Change Notice by the Buyer. Any purchase by the Buyer that has a Purchase Date on or prior to the first Trading Day after receipt of a Floor Price Change Notice from the Company must be honored by the Company as otherwise provided herein. The Floor Price shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction."

                  c. The term "Transaction Documents" shall be deemed to include this Amendment for all purposes under the Common Stock Purchase Agreement.

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         2.       Effect of Amendment/Incorporation of Certain Provisions.
                  Except as amended as set forth above, the Common Stock Purchase Agreement shall continue in full force and effect. The provisions set forth in Section 11 of the Common Stock Purchase Agreement are hereby incorporated by reference into this Amendment.


                                    * * * * *

         IN WITNESS WHEREOF, the Buyer and the Company have caused this First Amendment to Common Stock Purchase Agreement to be duly executed as of the date first written above.



                                        THE COMPANY:

                                        GLOBAL SEAFOOD TECHNOLOGIES, INC.

                                        By: /s/ Brent C. Gutierrez
                                            -----------------------------------
                                            Name: Brent C. Gutierrez
                                            Title:  President & CEO


                                        BUYER:

                                        FUSION CAPITAL FUND II, LLC
                                        BY: FUSION CAPITAL PARTNERS, LLC
                                        BY: SGM HOLDINGS CORP.

                                        By: /s/ Steven G. Martin
                                            -----------------------------------
                                            Name: Steven G. Martin
                                            Title: President

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